Exhibit 32.1


             Skinovation Pharmaceutical Incorporated

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Skinovation Pharmaceutical Incorporated (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

..     the quarterly report on Form 10-QSB of the Company for the quarter ended
      March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   May 11, 2005
                                      /s/ John W. Peters
                                     ____________________________________
                                     John W. Peters
                                     Principal Executive Officer
                                     Principal Financial Officer